UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 28, 2012

HARTFORD LIFE INSURANCE COMPANY
(Exact name of Registrant as Specified in Its Charter)

CONNECTICUT	001-32293	06-0974148
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 HOPMEADOW STREET, SIMSBURY, CONNECTICUT		06089
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (860) 547-5000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
On July 31, 2012, The Hartford entered into a definitive agreement to sell Woodbury Financial Services, Inc. ("WFS") to AIG Advisor Group, Inc., a subsidiary of American International Group, Inc. The WFS transaction closed on November 30, 2012 and the Company will recognize an immaterial loss on the sale of WFS in the fourth quarter of 2012. The WFS broker-dealer business is included in the Corporate reporting category.
On December 10, 2012, the Company's parent, Hartford Life and Accident Insurance Company ("HLA"), received regulatory approval to reorganize its Mutual Funds business. This reorganization, which is expected to occur in late 2012, will result in certain subsidiaries supporting the Mutual Funds business being distributed to Hartford Life, Inc., HLA's parent, via a return of capital. As a result, the Company will no longer have a Mutual Funds reporting segment and will no longer be able to support the related goodwill associated with the business within the HLIC reporting unit. The carrying value of the entities being distributed was $116 as of December 31, 2011. The Mutual Funds segment contributed less than 10% of the Company's net income through September 30, 2012. The goodwill expected to be impaired was $159 as of December 31, 2011.
Hartford Life Insurance Company (the "Company") is revising the Financial Statements and Supplementary Data of its Annual Report on Form 10-K for the fiscal year ended December 31, 2011, in the form filed herewith as Exhibit 99.01 and incorporated herein by reference, to reflect updates to the subsequent events footnote related to these announcements. No other information in the Financial Statements and Supplementary Data as of, and for the year ended December 31, 2011 has been materially updated for events or developments that occurred subsequent to the filing of the Company's Current Report on Form 8-K dated November 2, 2012 with the U.S. Securities and Exchange Commission (the “SEC”), which reflected updates to the subsequent events footnote through the date of the filing. The information in this Form 8-K, including the exhibits, should be read in conjunction with the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and subsequent SEC filings.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

23.01	Consent of Deloitte & Touche LLP.

99.01	Part II, Item 8. Revised Financial Statements and Supplementary Data as of, and for the year ended December 31, 2011. [1]

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase.

101.DEF	XBRL Taxonomy Extension Definition Linkbase.

101.LAB	XBRL Taxonomy Extension Label Linkbase.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase.

[1]	Financial statements in this exhibit are now the Company's historical financial statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hartford Life Insurance Company
(Registrant)

December 28, 2012

/s/ Peter F. Sannizzaro
Peter F. Sannizzaro
Senior Vice President and Principal Accounting Officer (Principal Financial Officer and duly authorized signatory)